Impairment, Restructuring and Other Related Phase-Out Costs	12 Months Ended
Dec. 31, 2025
Restructuring and Related Activities [Abstract]
Impairment, Restructuring and Other Related Phase-Out Costs	IMPAIRMENT, RESTRUCTURING AND OTHER RELATED PHASE-OUT COSTS
Starting 2025, the Company engaged in a company-wide program aimed to reshape its manufacturing footprint by accelerating the wafer fab capacity to 300mm Silicon (Agrate, Italy and Crolles, France) and 200mm Silicon Carbide (Catania, Italy) and resizing its global cost base. This program is expected to result in strengthening the Company's capability to grow revenues with an improved operating efficiency.
Impairment, restructuring charges and other related phase-out costs incurred in 2025 are summarized as follows:

	Impairment	Restructuring charges	Other related phase-out costs	Total impairment, restructuring charges and other related closure costs
Manufacturing reshaping pillar	151	79	11	241
Cost base resizing pillar	10	97	—	107
Other	28	—	—	28
Total	189	176	11	376
Impairment charges
In 2025, the Company recorded a total impairment charge of $189 million. Following the announcement of the launch of its reshaping plan in April 2025, the Company identified certain impairment indicators which triggered an impairment test on its manufacturing activities impacted by the program, primarily in France and in Italy. The impairment test was conducted in the first half of 2025 on several asset groups, each composed of buildings, facilities and equipment. Infrastructures (building and facilities) were identified as the primary asset of each tested asset group, taking into consideration that certain infrastructures will be dismantled pursuant to the manufacturing reshaping and rationalization program. At the date of the impairment test, the Company recorded a total charge of $151 million, of which $27 million on buildings currently held for use but expected to be demolished, $83 million on facilities currently used but expected to be dismantled, and $41 million on equipment to be disposed of upon execution of the manufacturing reshaping program.
The impairment test was conducted on certain asset groups held for use, primarily infrastructures (buildings and facilities). The carrying amount of impaired infrastructures totaled $151 million and fair value totaled $43 million as of the date of the impairment test. Fair value was measured based on an income approach, which corresponds to a Level 3 measurement hierarchy. This income approach models a theoretical rental income generated from the right of use of the infrastructures (square meters of available space) on a determined period (period of use until expected complete phase down and subsequent dismantling). The rental income is estimated based on prices from the rental market for semiconductor and industrial space (clean room and other technical infrastructures), discounted at a rate which represents the yield expected from a market participant on the rental market. The discount rate is determined as the sum of the risk-free rate applicable in the country where the infrastructures are located as of the date of the impairment test, plus a rental market premium based on available market data. The annual discount rate used in the impairment test is on average 6%.
In 2025, the Company also recorded a $20 million impairment charge on a license under joint development with a third party, for which future use is no longer expected, and a $18 million impairment charge on long-lived assets with no alternative future use, of which $10 million following the decision to rationalize certain R&D activities within the scope of the cost base resizing pillar.
Restructuring charges
In 2025, the Company recorded restructuring charges totaling $176 million, of which $97 million related to employee voluntary termination benefits, including consulting and legal advice costs and $79 million related to non-labor costs incurred on the manufacturing reshaping program, the employee termination benefits are accrued on the balance sheet at the date the employees irrevocably accept the offer to leave the Company.
In 2025, the Company also recorded contract termination costs totaling $69 million in consideration of the Company’s reshape of its manufacturing footprint, of which $32 million for cancellation fees to be paid in 2026 to early terminate a long-term supply agreement. The Company also recorded $10 million of other non-labor related restructuring charges, primarily related to the decommissioning of equipment and machinery in locations affected by its manufacturing reshaping program.
In 2025, the Company started incurring phase-out costs in locations which already entered in the ramp-down phase, primarily in France and in Italy. These phase-out costs totaled $11 million and primarily correspond to fixed costs related to the capacity which is phased-out in the facilities transferring equipment, processes and production to other locations.
Changes to the restructuring liabilities and provisions recorded on the consolidated balance sheet as of December 31, 2025 are summarized as follows:

	Labor related liabilities and provisions	Non-labor related provision	Total
Total as of December 31, 2024	—	—	—
Charges incurred in 2025	97	90	187
Advances write-off	—	(37)	(37)
Amounts paid	(51)	(19)	(70)
Currency translation adjustment	—	1	1
Total as of December 31, 2025	46	35	81
The Company is still in the early stage of the program execution and consequently, the estimate of the total restructuring charges expected from the full completion of the whole plan is still under assessment as of December 31, 2025. The total actual costs that the Company will incur may differ from estimates, based on the timing required to complete the restructuring plan, the number of people involved, the final agreed termination benefits and the costs associated with the transfer of equipment, products and processes.